UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 17, 2023
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania		001-39680		23-2195389
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	P.O. Box 4887	Lancaster,	Pennsylvania	17604
(Address of Principal Executive Offices)				(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

On January 17, 2023, Fulton Financial Corporation (the “Corporation”) issued a press release (the “Press Release”) announcing its results of operations for the fourth quarter and year ended December 31, 2022 and posted on its Investor Relations website, www.fultonbank.com, presentation materials (the “Presentation Materials”) it intends to use during a conference call and webcast to discuss those results on Wednesday, January 18, 2023 at 10:00 a.m. Eastern Time. A copy of the Press Release was filed, and a copy of the Presentation Materials was furnished, with a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2023 (the “Original Current Report”). This Amendment No.1 is being filed solely to correct an error in footnote (1) on Slide 9 titled “2023 Outlook” of the Presentation Materials attached as Exhibit 99.2 to the Original Current Report. There are no other changes to the corrected Presentation Materials attached as Exhibit 99.2 to this Amendment No.1. There are no changes to the Press Release attached as Exhibit 99.1 to this Amendment No. 1. The corrected version of the Presentation Materials has been posted to the Corporation’s Investor Relations website.

Item 2.02 Results of Operations and Financial Condition.

    On January 17, 2023, Fulton Financial Corporation (the "Corporation") issued a press release (the "Press Release") announcing its results of operations for the fourth quarter and year ended December 31, 2022. A copy of the Press Release and supplementary financial information which accompanied the Press Release are attached as Exhibit 99.1 to this Current Report on Form 8-K (this "Current Report") and are incorporated herein by reference. The Corporation also posted on its Investor Relations website, www.fultonbank.com, presentation materials the Corporation intends to use during a conference call and webcast to discuss those results on Wednesday, January 18, 2023 at 10:00 a.m. Eastern Time. A copy of the presentation materials is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information included in Exhibit 99.1 shall be deemed filed for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore may be incorporated by reference in filings under the Securities Act of 1933, as amended (the "Securities Act"). The information included in Exhibit 99.2 is being furnished and shall not be deemed filed for purposes of the Exchange Act or be incorporated by reference in any filing under the Securities Act.

Forward-Looking Statements

This Current Report, including the Exhibits hereto, may contain forward-looking statements with respect to the Corporation's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," "projects," the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation's future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation's business or financial results. Management’s "2023 Outlook" contained in Exhibit 99.2 to this Current Report is comprised of forward-looking statements.

Forward-looking statements are neither historical facts nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation's business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation's control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission (the "SEC") and are or will be available in the Investor Relations section of the Corporation's website (www.fultonbank.com) and on the SEC's website (www.sec.gov).

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release dated January 17, 2023, containing financial information for the quarter and year ended December 31, 2022, deemed filed under the Securities Exchange Act of 1934.
99.2	Corrected presentation materials to be discussed during the conference call and webcast on January 18, 2023, deemed furnished under the Securities Exchange Act of 1934.
104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2023	FULTON FINANCIAL CORPORATION
By: /s/ Mark R. McCollom
Mark R. McCollom
Senior Executive Vice President and
Chief Financial Officer